UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 19, 2013 (June 18, 2013)

INERGY, L.P.

(Exact name of registrant as specified in its charter)

Delaware	001-34664	43-1918951
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Two Brush Creek Boulevard, Suite 200

Kansas City, Missouri 64112

(Address of principal executive offices)

(816) 842-8181

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introductory Note

As previously disclosed, on May 5, 2013, (i) Inergy Holdings GP, LLC, a Delaware limited liability company (“IHGP”), entered into a Purchase and Sale Agreement (the “Purchase Agreement”), by and among Crestwood Holdings LLC, a Delaware limited liability company (“CW Holdings”), Crestwood Gas Services Holdings LLC, a Delaware limited liability company (“CGSH”), NRGP Limited Partner, LLC, a Delaware limited liability company (“NRGP”), and IHGP; (ii) Inergy, L.P., a Delaware limited partnership (“Inergy”), entered into a Contribution Agreement (the “Contribution Agreement”), by and among CW Holdings, CGSH, Inergy and Inergy GP, LLC, a Delaware limited liability company and the general partner of Inergy (“NRGY GP”); and (iii) Inergy entered into an Agreement and Plan of Merger (the “Merger Agreement”), by and among CW Holdings, Crestwood Midstream Partners LP, a Delaware limited partnership (“CMLP”), Crestwood Gas Services GP LLC, a Delaware limited liability company and the general partner of CMLP (“CMLP GP”), Inergy Midstream, L.P., a Delaware limited partnership (“NRGM”), NRGM GP, LLC, a Delaware limited liability company and the general partner of NRGM (“NRGM GP”), Inergy and Intrepid Merger Sub, LLC, a Delaware limited liability company.

On June 19, 2013, the transactions contemplated by the Purchase Agreement closed and the transactions contemplated by the Contribution Agreement closed immediately thereafter. Pursuant to the Purchase Agreement, (i) IHGP sold to CW Holdings a 99% limited partnership interest and 100% general partner interest in Inergy Holdings, L.P., a Delaware limited partnership and sole member of NRGY GP (“Inergy Holdings”), (ii) NRGP sold to CW Holdings a 1% limited partnership interest in Inergy Holdings and (iii) CW Holdings and CGSH paid to IHGP and NRGP a total of $80 million in cash (the “Purchase and Sale”). Pursuant to the Contribution Agreement, CGSH contributed 100% of the limited liability company interests of CMLP GP, which owns 100% of the incentive distribution rights and general partner units of CMLP, to Inergy in exchange for 35,103,113 common units of Inergy (“Inergy Common Units”) and 4,387,889 subordinated units of Inergy (“Subordinated Units”). Such contribution is referred to herein as the “Contribution” and together with the Purchase and Sale, the “Transactions.”

Item 1.01	Entry into a Material Definitive Agreement.

Registration Rights Agreement

In connection with the closing of the Purchase and Sale on June 19, 2013, Inergy, John J. Sherman, CW Holdings and CGSH entered into a Registration Rights Agreement (the “Registration Rights Agreement”) that allows for the registered resale of the Inergy Common Units held by John Sherman, CW Holdings and CGSH (each, a “Holder” and collectively, the “Holders”). Pursuant to the Registration Rights Agreement, Inergy has agreed to use commercially reasonable efforts to prepare and file a resale shelf registration statement for the resale of Inergy Common Units upon written request of a Holder and to use commercially reasonable efforts to cause the shelf registration statement to be declared effective by the Securities and Exchange Commission (the “SEC”) as soon as reasonably practicable. If Inergy is not eligible to file a shelf registration statement or has not used its commercially reasonable efforts to have a shelf registration statement declared effective by the SEC or the shelf registration statement ceases to be effective, upon the written request of a Holder, Inergy shall file with the SEC, no later than 45 days after such written request, a registration statement with respect to all registrable Inergy Common Units held by such Holder.

The information in the Introductory Note is incorporated into this Item 1.01 by reference. John Sherman is currently on the board of directors of NRGY GP.

The description of the Registration Rights Agreement above does not purport to be complete and is qualified in its entirety by reference to the complete text of the Registration Rights Agreement, a copy of which is filed as Exhibit 4.1 to this Current Report and is incorporated herein by reference.

Item 1.02	Termination of a Material Definitive Agreement.

Membership Interest Purchase Agreement

In connection with the closing of the Transactions, on June 19, 2013, the Membership Interest Purchase Agreement, dated as of December 21, 2011, by and between Inergy and IHGP (“the “Membership Interest Purchase Agreement”), was terminated pursuant to the terms of the Termination Agreement, dated as of June 19, 2013, by and among Inergy and IHGP.

Pursuant to the Membership Interest Purchase Agreement, under certain circumstances, IHGP would be required to purchase from Inergy, and Inergy would have been required to sell to IHGP, all of the membership interests in MGP GP, LLC, the entity that controls NRGM GP, for nominal consideration.

The description of the Membership Interest Purchase Agreement above does not purport to be complete and is qualified in its entirety by reference to the complete text of the Membership Interest Purchase Agreement, which was filed as Exhibit 10.4 to Inergy’s Current Report on Form 8-K on December 22, 2011 and is incorporated herein by reference.

Item 2.01	Completion of Acquisition or Disposition of Assets.

Pursuant to the Contribution Agreement, on June 19, 2013 CGSH contributed 100% of its interests in CMLP GP to Inergy in exchange for 35,103,113 Inergy Common Units and 4,387,889 Subordinated Units.

On June 19, 2013, Inergy and CMLP jointly issued a press release announcing the closing of the Contribution. A copy of the press release is attached as Exhibit 99.1 and is incorporated herein by reference.

The information in the Introductory Note is incorporated into this Item 2.01 by reference.

Item 3.02	Unregistered Sales of Equity Securities.

The information in the Introductory Note and the disclosures under Item 5.03 relating to Inergy’s issuance of the Inergy Common Units and the Subordinated Units pursuant to the Contribution Agreement are incorporated into this Item 3.02 by reference.

The issuance of the Inergy Common Units and the Subordinated Units is being made in reliance upon an exemption from the registration requirements of the Securities Act of 1933, as amended, pursuant to Section 4(2) thereof.

Item 5.01	Changes in Control of Registrant.

As a result of the closing of the Purchase and Sale, a change of control of Inergy occurred on June 19, 2013. Pursuant to the Purchase and Sale Agreement, (i) IHGP sold to CW Holdings a 99% limited partnership interest and 100% general partner interest in Inergy Holdings, and (ii) NRGP sold to CW Holdings a 1% limited partnership interest in Inergy Holdings. Inergy Holdings is the sole member of NRGY GP, and NRGY GP is the general partner of Inergy; thus Inergy is now controlled by CW Holdings.

CW Holdings’ sources of funds for the Purchase and Sale consideration consisted of $80 million in cash on-hand at CW Holdings.

As a result of the closing of the Contribution, CGSH received 35,103,113 Inergy Common Units, representing 21.0% of the total number of Inergy Common Units currently outstanding. CGSH also received 4,387,889 Subordinated Units, which under certain circumstances are convertible into Inergy Common Units on a one-for-one basis. In exchange for the Inergy Common Units and Subordinated Units, Inergy received 100% of CGSH’s interests in CMLP GP.

On June 19, 2013, Inergy and CMLP jointly issued a press release announcing the closing of the Purchase and Sale. A copy of the press release is attached as Exhibit 99.1 and is incorporated herein by reference.

The information in the Introductory Note and the disclosure contained in Items 5.02 and 5.03 are incorporated in this Item 5.01 by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In connection with the closing of the Purchase and Sale, on June 19, 2013, (i) Phillip L. Elbert resigned as an officer and director of NRGY GP, (ii) John Sherman resigned as Chief Executive Officer and will no longer serve as Chairman of the board of directors of NRGY GP and (iii) R. Brooks Sherman, Jr. resigned as President of NRGY GP. In addition, the employment of Messrs. Elbert, Sherman and Sherman was terminated as of June 19, 2013. John Sherman will continue to serve as a director on the board of directors of NRGY GP. Messrs. Elbert, Sherman and Sherman will participate in the previously disclosed Officer Severance Plan as described in Inergy’s Current Report on Form 8-K filed on May 9, 2013.

Also in connection with the closing of the Purchase and Sale and pursuant to the Purchase and Sale Agreement, on June 19, 2013, the board of directors of NRGY GP was expanded from five directors to six directors and Robert G. Phillips and Michael G. France were appointed as directors of NRGY GP and Mr. Phillips was appointed Chairman of the board. Mr. Phillips was also elected as Chief Executive Officer and President of NRGY GP. As of the date of this Report, neither Mr. Phillips nor Mr. France have been named to serve on any committee of the board of directors of NRGY GP.

Messrs. Phillips and France are members of the management committee of Crestwood Holdings Partners, LLC, the indirect parent of CW Holdings.

As an employee, Mr. Phillips will not receive compensation for his services as a director. In addition, at this time, he has not entered into any executive compensatory arrangements with NRGY GP with respect to his appointment as an officer with NRGY GP. Mr. Phillips will continue to be compensated pursuant to his existing employment arrangements with Crestwood Holdings Partners LLC and may in the future participate in certain executive compensation arrangements related to his position with NRGY GP. Mr. France will be compensated in accordance with NRGY GP’s compensation policy for non-employee directors as described in Inergy’s Annual Report on Form 10-K for the fiscal year ended September 30, 2012.

Pursuant to the Fourth Amended and Restated Partnership Agreement (described below), Messrs. Phillips and France will be fully indemnified for actions associated with being a director to the extent permitted under Delaware law.

Mr. Phillips, age 58, was elected Chairman, President and Chief Executive Officer of CMLP GP in October 2010 and has served on the Management Committee of Crestwood Holdings Partners, LLC since May 2010. Since November 2007, he has served as Chairman, President and CEO of Crestwood Midstream Partners, LLC. Previously, Mr. Phillips served as President and Chief Executive Officer and a Director of Enterprise Products Partners L.P. from February 2005 until June 2007 and Chief Operating Officer and a Director of Enterprise Products Partners L.P. from September 2004 until February 2005. Mr. Phillips also served on the Board of Directors of Enterprise GP Holdings L.P., the general partner of Enterprise Products Partners L.P., from February 2006 until April 2007. He previously served as Chairman of the Board and CEO of GulfTerra Energy Partners, L.P. (GTM), from 1999-2004, prior to GTM’s merger with Enterprise Product Partners, LP, and held senior executive management positions with El Paso Corporation, including President of El Paso Field Services from 1996-2004. Prior to that he was Chairman, President and CEO of Eastex Energy, Inc. from 1981-1995. Mr. Phillips previously served as a Director of Pride International, Inc. from October 2007 to May 31, 2011, one of the world’s largest offshore drilling contractors, and was a member of its audit committee. Mr. Phillips is an Advisory Director of Triten Corporation, a leading international engineering firm and alloy products manufacturer.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Fourth Amended and Restated Partnership Agreement

In connection with the closing of the Contribution, on June 18, 2013 the board of directors of NRGY GP approved the Fourth Amended and Restated Agreement of Limited Partnership of Inergy (the “Fourth Amended and Restated Partnership Agreement”). The Fourth Amended and Restated Agreement of Limited Partnership of Inergy is effective as of June 19, 2013.

The Fourth Amended and Restated Partnership Agreement establishes the terms of the Subordinated Units that were issued to CGSH in connection with the Contribution. In particular, until (i) the amount of adjusted operating surplus generated during one consecutive, non-overlapping four-quarter period equals or exceeds the sum of the minimum aggregate distribution of $0.52 paid on all outstanding Inergy Common Units and Subordinated Units during such period (based on a weighted average of such units outstanding during the period), (ii) the distribution of available cash from operating surplus on each Inergy Common Unit and Subordinated Unit outstanding during such entire period equaled or exceeded a minimum aggregate distribution of $0.52, and (iii) there are no cumulative arrearages on Inergy Common Units, the Subordinated Units shall be entitled to distributions of available cash for a particular quarter only after each Inergy Common Unit has received a minimum quarterly distribution of $0.13 plus any cumulative arrearages for such quarter (the “Subordination Period”). When the Subordination Period ends, all Subordinated Units will convert into Inergy Common Units on a one-for-one basis.

The Fourth Amended and Restated Partnership Agreement also changes the fiscal year of Inergy from a year ending on September 30 to a year ending on December 31. In connection with Inergy’s change in fiscal year, no transition report is required to be filed with the SEC because Inergy is adopting the fiscal year of CMLP GP, its accounting acquirer.

The description of the Fourth Amended and Restated Partnership Agreement above does not purport to be complete and is qualified in its entirety by reference to the complete text of the Fourth Amended and Restated Partnership Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report and is incorporated herein by reference.

Item 8.01	Other Events.

NRGM Unit Distribution

On June 18, 2013, Inergy distributed on a pro rata basis to its unitholders 56,398,707 million common units of NRGM held by Inergy (the “NRGM Unit Distribution”), which common units are all of the common units of NRGM held by NRGY. Inergy unitholders of record as of June 14, 2013 (the “Record Date”) received 0.432052 NRGM common units for each Inergy limited partner unit outstanding on the Record Date. No fractional NRGM common units were distributed. Cash was paid to Inergy unitholders in lieu of fractional NRGM common units, calculated based on the closing sales price of the NRGM common units as reported on the New York Stock Exchange on June 17, 2013.

On June 19, 2013, Inergy issued a press release announcing the NRGM Unit Distribution had occurred. A copy of the press release is attached as Exhibit 99.2 and is incorporated herein by reference.

Item 9.01	Exhibits.

(d) Exhibits

Exhibit Number	Description

4.1	Registration Rights Agreement, dated June 19, 2013, by and among Inergy, L.P., John J. Sherman, Crestwood Holdings LLC and Crestwood Gas Services Holdings LLC.

10.1	Fourth Amended and Restated Agreement of Limited Partnership of Inergy, L.P., dated as of June 19, 2013.

99.1	Press Release dated June 19, 2013.

99.2	Press Release dated June 19, 2013.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INERGY, L.P.

	By:	Inergy GP, LLC,
its General Partner

Date: June 19, 2013	By:	/s/ Laura L. Ozenberger
Laura L. Ozenberger Senior Vice President – General Counsel and Secretary

Exhibit Index

Exhibit Number	Description

4.1	Registration Rights Agreement, dated June 19, 2013, by and among Inergy, L.P., John J. Sherman, Crestwood Holdings LLC and Crestwood Gas Services Holdings LLC.

10.1	Fourth Amended and Restated Agreement of Limited Partnership of Inergy, L.P., dated as of June 19, 2013.

99.1	Press Release dated June 19, 2013.

99.2	Press Release dated June 19, 2013.